SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2002
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                           RenaissanceRe Holdings Ltd.
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             (Exact name of registrant as specified in its charter)

         Bermuda                       34-0-26512              98-013-8020
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

           Renaissance House
     8-12 East Broadway, Pembroke
                Bermuda                                           HM 19
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:    (441) 295-4513
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

RenaissanceRe Holdings Ltd. ("RenaissanceRe") entered into an Investment Agreement on September 20, 2002 with Platinum Underwriters Holdings, Ltd. ("Platinum") and The St. Paul Companies, Inc. ("St. Paul"). Pursuant to the Investment Agreement, RenaissanceRe has agreed, subject to satisfaction of certain conditions, to purchase 3,960,000 of the common shares of Platinum in a private placement concurrent with the closing of Platinum's announced initial public offering of its common shares and the closing of St. Paul's investment in Platinum pursuant to a private placement. RenaissanceRe will purchase Platinum's common shares at a price per share equal to the initial public offering price, less the underwriting discount.

The purchase will amount to 9.9% of Platinum's common shares outstanding following closing, assuming the underwriters' over-allotment option is not exercised. RenaissanceRe's investment in Platinum is expected to be in the range of $82 to $100 million. In connection with its investment, RenaissanceRe will also receive a ten-year option to purchase up to 2,500,000 common shares of Platinum at a per share price equal to 120% of the initial public offering price.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibits are filed as part of this report:

     10.1 Investment Agreement, dated September 20, 2002, by and among RenaissanceRe, Platinum and St. Paul (incorporated herein by reference to Exhibit 10.44 of Amendment No. 6 to the Registration Statement on Form S-1 (Registration Statement 333-99019-01) filed by Platinum on September 23, 2002).

     99.1 Press Release of RenaissanceRe, issued on September 23, 2002.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RENAISSANCERE HOLDINGS LTD.

Date:   September 24, 2002          By: /s/ Stephen H. Weinstein
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                                        Name:   Stephen H. Weinstein
                                        Title:  Vice President,
                                                General Counsel and Secretary

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                                INDEX TO EXHIBITS

Exhibit No.       Description
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10.1              Investment Agreement, dated September 20, 2002, by and among
                  RenaissanceRe, Platinum and St. Paul (incorporated herein by reference to Exhibit 10.44 of Amendment No. 6 to the Registration Statement on Form S-1 (Registration Statement
                  333-99019-01) filed by Platinum on September 23, 2002).

99.1              Press Release of RenaissanceRe, issued on September 23, 2002.